

Opportunities for Solar Projects for Schools

Presentation by

FOMO WORLDWIDE, INC.

in cooperation with
SRC Global Inc.



Presentation Outline

- Overview of Team
- Summary of Opportunity
  - Rising Electricity Prices
  - The PA Net Metering Program
  - Key Elements of a Solar Project
  - Tax Benefits and Financing Options
- Examples of Solar Projects in Pennsylvania Schools
- Illustrative Results and Benefits
  - Typical Inputs and Assumptions
  - Typical Financial Results
- Project Development Activities
- Next Steps



Overview of Team

FOMO WORLDWIDE, INC.

FOMO is a publicly-traded company focused on business incubation and acceleration. The Company invests in and advises emerging companies. FOMO is developing direct investment and affiliations, majority- and minority-owned, as well as in joint venture formats that afford emerging companies access to the public markets for expansion capital as well as spin-out options to become their own stand-alone public companies.

SRC Global Inc. (SRC)

SRC is an international project development, consulting and advisory firm specializing in the technologies, policies, strategies, economics, financing and implementation aspects of renewable energy resources. The company has extensive experience in development of renewable energy resources including a total of 1,500 MW solar PV projects, plus technical and financial structuring services to renewable energy project developers in 10+ countries.



Experience in Solar Projects

- **Pennsylvania Solar PV Projects**
  - **Development, permitting and supervision of construction:**
    - **3.2 MWdc ground-mounted project in Central PA (net metering basis),**
    - **4.0 MWdc rooftop solar PV project for industrial client in Central PA (net metering basis),**
    - **30 MWdc project - development completed.**
  - **Four Community Solar projects (about 7 MWdc each)**
    - **Initial design completed, awaiting legislative decision regarding Community Solar.**
- **Texas Solar PV Project**
  - **Completed the development and permitting of 683 MWdc Dawn Solar Project in West Texas. This project is in the final stages of financial structuring and closure.**
  - **When commissioned, Dawn Solar will be the largest solar PV project in the U.S. and one of the largest in the world.**



ARM Group – Partner for Development and Constriction

- **PA based firm specializing in design, engineering and construction services for solar projects,**
- **Services include civil/environmental, electrical/automation, and technical field services for renewable energy projects,**
- **ARM's integrated electrical engineering, substation engineering, automation expertise, and electrical testing capabilities uniquely complement their civil, environmental, ecological, geotechnical, and geophysical capabilities to provide a true one-stop-shop for design, permitting and construction, for solar projects of all sizes.**
- **Working as our partner for civil design and permitting and EPC contractor,**
- **Experience with over 30 solar projects,**
- **Nationally recognized with several awards.**

FOMO

SRC



The Opportunity for Solar PV in Schools



Solar Projects Can Alleviate Rising Electricity Prices

- **Higher wholesale electricity market prices, resulting from shifts in supply ns demand for natural gas, have increased purchasing costs for electricity distribution companies and driven up costs for consumers.**

Pennsylvania PUC Advice

The upcoming price changes, combined with the increased use of electricity typically seen during the long, hot days of summer, make this a very good time for consumers to evaluate their energy options....the PUC encourages consumers to carefully review their electric bills to understand the rates they will be paying.

- **Solar photovoltaic (PV) investment costs have reduced substantially over the last decade.**

- **Solar projects have a fixed up-front investment with very low operating costs, thereby providing a stable and predictable price of electricity for 25 years or more.**



Historical Price to Compare PPL (GS1 & GS3) $ per kWh
Midd-West Phase 1 Solar Project Turned On
$0.120000
$0.110000
$0.100000
$0.090000
$0.080000
$0.070000
$0.060000
11/1/2020
12/1/2020
1/1/2021
2/1/2021
3/1/2021
4/1/2021
5/1/2021
6/1/2021
7/1/2021
8/1/2021
9/1/2021
10/1/2021
11/1/2021
12/1/2021
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022



Duquesne Light Electricity Price to Compare General Service - Medium
Ccents/kWh
14
12
10
8
6
4
2
0
June 22 - Nov 22
Dec 22 - Mar 23
Mar 23 -



Net Metering in Pennsylvania

- **Allow electricity users to build solar projects and interconnect to the local electricity grid,**
- **Project size – up to 3.0 MWac (about 4.5 MWdc),**
- **Electricity produced from the solar project can be used internally or exported to the grid,**
- **The customer reduces electricity costs and can receive revenues for the exported electricity at the “price to compare”,**
- **“Virtual net metering” allows for aggregation of electric bills from many facilities.**



Key Requirements of a Solar PV Project

- **Can be rooftop or land-based,**
- **Requires about 20 acres for a 3 MWac project,**
- **If needed, land can be leased from landowners (such as farmers) who benefit from the lease payments for 25+ years that are greater than other revenues,**
- **Can be owned by the school district or by a developer.**



SECURITY FENCE
PROPOSED FIXED TILT MODULES
PROPOSED ACCESS ROAD
EXISTING 12.47kV PPL DISTRIBUTION LINES
PROPERTY BOUNDARY

FOMO

SRC



Tax Benefits

- Solar projects are eligible for investment tax credit (ITC) of 30 – 40% of total investment and State Renewable Energy Credits.
- The MACRS (Modified Accelerated Cost Recovery System). provides fast depreciation over 5 years or 100% "Bonus Depreciation" in one year
- These tax benefits can be very attractive to investors with a tax liability.
- Tax-exempt entities can partner with investors to capture and share the tax benefits.
- "Tax equity investors" can be an important part of the financial structure and can share the benefits with the school district.



Financial Structuring with Power Purchase Agreement

- **Three-party agreement among school district, solar developer and tax equity investor.**
- **Investor may lease rooftop space from school district or can lease land for the solar project.**
- **Investor owns the project and gets the tax benefits.**
- **Investor sells power to school district at a price well below the utility price. Excess power sold to distribution company.**
- **Tax equity investor needs to own the project for at least 5 years. The school district may have the option to buy the project from the investor after 5 years and get additional cost savings.**



Examples of Solar Projects in PA Schools



Examples of Solar Systems in PA Schools

School District	Size (MW)
Midd-West School District	2.54
Tamaqua Area School District	2.50
Tuscarora School District	2.00
Nazareth Area School District	1.75
Bethlehem Area School District	1.63
Steelton-Highspire School District	1.60
Pottsville Area School District	1.48
LoyalSock Township School District	1.10
Carlisle Area School District	1.00
Cumberland Valley School District	1.00

Source – PA Solar Center



FOMO

SRC



Solar System – Pottsville School District

- **3 schools – 2,600 students**
- **Layout - Rooftop**
- **Size – 1.48 MW**
- **Energy Savings – 48%**
- **Cost Savings –**
  - **$40,000/year first 5 years**
  - **$125,000/year thereafter**
- **Total Savings – 25 years**
  - **$2.7 million**



FOMO SRC



Solar System – Midd-West School District


Midd-West Main Array
2.1 MW
6 Acres

- **Size – 2.56 MW**
- **Layout – Land – based**
- **Area – 7.25 Acres**
- **Completed Nov. 2020**
- **Energy Savings – 96%**
- **Cost Savings**
  - **$185,000/year for first 5 years**
  - **After PPL cost increase, savings are over $350,000/year**
  - **$8 million over 25 years**



Illustrative Project Characteristics



Illustrative Project Characteristics

Project Information		
Project Size - DC	MW DC	4.20
DC/AC Inversion	Ratio	1.40
Project Size - AC	MW AC	3.00
Type of Solar	Type	Fixed Tilt
Annual Production	kWh/kW	1,317.5
Avaiability Factor	%	0.99
Annual Consumption	MWh	4,000.0
Project Start Date	Date	7/1/2023
End of First Year	Date	7/1/2024
PV Panel Degradation	%/year	0.50%
Project Costs		
Development and Permitting	$/Watt DC	0.150
Interconnection	$	150,000
Equipment & Construction	$/Watt DC	1.60
Decommissioning Bond	$/Watt DC	0.00

Sales Revenues		
Term	Years	25
First Year	$/kWh	0.100
Annual Escalation	%	2.00%
Capacity Payments	$/kW AC/year	0.00
Annua Escalation	%	0.00%
Export Price to Grid	$/kWh	0.1000
Annual Escalation	%	2.00%
Operating Expenses		
Annual O&M Costs	$/MW DC	7,500
Annual Escalation in O&M	%	2.0%
Insurance Costs	%	0.3%
Escalation in Insurance	%	2.0%
Lease Payments	$/year	20,000
Annual Escalation in Lease	%	1.5
Inverter Reserve	$/MW DC	0.03



Illustrative Project Financial Results

Project Characteristics		
Project Size	MW DC	4.20
Project Size	MW AC	3.00
Production Factor	kWh/kW	1317.5
Type of Solar System	Type	Fixed Tilt
Annual Production	kWh	5,533,500
Annual Consumption	kWh	4,000,000

Project Costs		
Development Costs	$	630,000
Intreconnection Costs	$	150,000
Equipment & Construction	$	6,720,000
Financing during Construction	$	115,416
Decommissioning	$	0
Total Project Cost	$	7,615,416

ITC & Depreciation Benefits		
ITC Basis	$	$7,465,416
ITC Rate	%	30%
ITC Amount	$	$2,239,625
Total Investment	$	$4,569,250
Depreciable Amount	$	$6,345,604
Depreciation Benefit (Federal)	$	$2,519,205

Internal Rate of Return on Cash Investment		
Unleveraged Pre-Tax Return (No ITC)	25-year	9.94%
Leveraged Pre-Tax Return (No ITC)	25-year	13.34%

Internal Rate of Return on Total Investment		
Unleveraged Pre-Tax Return with ITC and Depreciation	25-year	13.4%
Leveraged Pre-Tax Return	25-year	28.9%

Under a Three-Party power Purchase Agreement with Benefit Sharing

Potential Cost Savings to School District (25-year PPA)
$ 2.5 million

If School District purchases the Project after 5 years, potential cost savings:
$8.0 million

FOMO

SRC



Project Development Activities

- **Phase I – 6 to 8 weeks**
  - **Decision – rooftop or land-based**
  - **Preliminary Layout**
  - **Critical Issues Assessment**
  - **Interconnection Application**
  - **Financial Structuring**
- **Phase II – 6 months**
  - **Detailed Development and Permitting**
  - **Electrical and Civil Design**
  - **Equipment Specification**
  - **Interconnection Negotiation**
- **Phase III – 6 to 9 months**
  - **Engineering, Procurement and Construction**



Next Steps

- **Our Team Offers:**
  - **Complete services for all Project phases,**
  - **Financial structuring,**
  - **PPA design to maximize benefits,**
  - **Substantial financial benefits with zero up-front investment.**
- **What we need is:**
  - **Information on facility locations,**
  - **Rooftop area available,**
  - **Current electricity bills,**
  - **Land area nearby (if needed)/**
- **We are ready to proceed upon your approval**

FOMO

SRC